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                                   EXHIBIT 22

                     KB HOME AND CONSOLIDATED SUBSIDIARIES

                          SUBSIDIARIES OF THE COMPANY

     The following subsidiaries of the Company were included in the November 30, 2000 consolidated financial statements:

                                                         PERCENTAGE OF VOTING
                                                       SECURITIES OWNED BY THE
                                                       COMPANY OR A SUBSIDIARY
                                                            OF THE COMPANY
NAME OF COMPANY                                        -----------------------
Arizona
KB Home Arizona Inc. ................................             100
KB Home Sales Arizona Inc. ..........................             100
KB Home Sales Tucson Inc. ...........................             100
KB Home Tucson Inc. .................................             100
California
BPP Holdings, Inc. ..................................             100
Branching Tree Corp. ................................             100
Cable Associates, Inc. ..............................             100
Custom Decor, Inc. ..................................             100
First Northern Builders Servicing, Inc. .............             100
Kaufman and Broad Communities, Inc. .................             100
Kaufman and Broad Development Group..................             100
Kaufman and Broad Embarcadero, Inc. .................             100
Kaufman and Broad Insurance Agency, Inc. ............             100
Kaufman and Broad International, Inc. ...............             100
Kaufman and Broad Land Development Venture, Inc. ....             100
Kaufman and Broad -- Monterey Bay, Inc...............             100
Kaufman and Broad -- Moreno/Perris Valleys, Inc. ....             100
Kaufman and Broad Multi-Family, Inc. ................             100
Kaufman and Broad of Utah, Inc.......................             100
Kaufman and Broad Properties.........................             100
KBASW Mortgage Acceptance Corporation................             100
KB Holdings One, Inc. ...............................             100
KB Home Architecture Inc.............................             100
KB Home Central Valley Inc. .........................             100
KB Home Coastal Inc. ................................             100
KB Home Greater Los Angeles Inc. ....................             100
KB Home Holdings Inc. ...............................             100
KB Home Land Company.................................             100
KB Home Northern California Inc. ....................             100
KB Home Patterson, Inc. .............................             100
KB Home Sacramento Inc. .............................             100
KB Home Sales Inc. ..................................             100
KB Home Sales Northern California Inc. ..............             100
KB Home San Diego Inc. ..............................             100
KB Home South Bay Inc. ..............................             100
KBI/Mortgage Acceptance Corporation..................             100
KBRAC IV Mortgage Acceptance Corporation.............             100
Kent Land Company....................................             100

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
                                                         PERCENTAGE OF VOTING
                                                       SECURITIES OWNED BY THE
                                                       COMPANY OR A SUBSIDIARY
                                                            OF THE COMPANY
NAME OF COMPANY                                        -----------------------
Kingsbay Escrow Company..............................             100
Lewis Homes Management Corp. ........................             100
Mather Housing Company, LLC..........................             100
Colorado
Kaufman and Broad of Colorado, Inc. .................             100
Delaware
Bernal Funding, LLC .................................             100
City Ranch, LLC .....................................             100
Eden Land Development Corp. .........................             100
e.KB, Inc. ..........................................             100
Estes Homebuilding Co. ..............................             100
General Homes Corporation............................             100
General Homes Development LLC........................             100
General Homes of Arizona.............................             100
General Homes of Dallas..............................             100
General Homes of Florida.............................             100
General Homes of Houston.............................             100
GH Homebuilding Holdings, Inc. ......................             100
HomeSafe Escrow Company..............................              95
International Mortgage Acceptance Corporation........             100
Kaufman and Broad Development Company................             100
Kaufman and Broad Limited............................             100
Kaufman & Broad NexGen, LLC .........................             100
KB City Ranch, Inc. .................................             100
KBHC Financing I.....................................               3
LDC Arctic LLC.......................................             100
LHC Arctic LLC.......................................             100
LHE Arctic LLC.......................................             100
LHN Arctic LLC.......................................             100
LP Arctic LLC........................................             100
Rate One Associates, Inc. ...........................             100
Rate One Holdings, Inc. .............................             100
rateOne Home Loans, LLC..............................             100
Illinois
Kaufman and Broad Mortgage Company...................             100
Kaufman and Broad of Illinois, Inc. .................             100
Massachusetts
Kaufman and Broad Homes, Inc. .......................             100
Michigan
Keywick, Inc. .......................................             100
Minnesota
Kaufman and Broad Custom Homes, Inc. ................             100
Nevada
Desert Inn Development, LLC..........................             100
Kaufman and Broad of Reno, Inc. .....................             100
KB Home Nevada Inc. .................................             100
KB Home Sales Nevada Inc. ...........................             100
KB Home Sales Reno Inc. .............................             100
Lewis Homes -- Carlyle Venture L.L.C. ...............             100

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
                                                         PERCENTAGE OF VOTING
                                                       SECURITIES OWNED BY THE
                                                       COMPANY OR A SUBSIDIARY
                                                            OF THE COMPANY
NAME OF COMPANY                                        -----------------------
New Mexico
KB Home New Mexico Inc. .............................             100
KB Home Sales New Mexico Inc. .......................             100
New York
Kaufman and Broad Homes of Long Island, Inc. ........             100
Texas
Eden Corporation.....................................             100
Envirographic, Inc. .................................             100
FGMC.................................................             100
Hallmark Residential Group, Inc......................             100
Kaufman and Broad Development of Texas, L.P..........             100
Kaufman and Broad Insurance Agency of Texas Holdings,
  Inc................................................             100
Kaufman and Broad of Texas, Ltd......................             100
KB Home Lone Star LP.................................             100
KBSA, Inc. ..........................................             100
Rayco Land Development, Inc..........................             100
San Antonio Title Co. ...............................             100
Satex Properties, Inc. ..............................             100
Quoin Investments, Inc. .............................             100
Canadian
Margreen Investments, Inc. ..........................             100
3238865 Canada Inc...................................             100
French
Gie KB...............................................             100
Kaufman and Broad Developpement S.A. ................             100
Kaufman and Broad Promotion Maisons Individuelles
  S.A................................................             100
Kaufman and Broad Renovation S.A.R.L.................             100
Kaufman & Broad S.A..................................             100
LMP Chancy S.A.R.L. .................................             100
Millet S.A.R.L. .....................................             100
Park S.A. ...........................................             100
SMCI Developpement S.A...............................             100
Mexican
Kaufman y Broad de Mexico............................             100
Kaufman y Broad Asesoria Administrativa..............             100
Operadora Los Robles.................................             100
Desarrollos Los Robles...............................             100
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